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                                                            EXHIBIT 23.2.1










                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 16, 1996, included in the Patterson Energy, Inc., Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.





                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP
San Antonio, Texas
August 5, 1997